                                                                 Exhibit 10.16
                                                                 Amendment 17 To
                                                                 Agreement No.
                                                                 GSA005D

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                 [LOGO OF AT&T]
                          SUPPLIER MANAGEMENT DIVISION

                                                                Amendment No. 17


The Contract Services Agreement effective August 1, 1995, between NetSolve, Incorporated ("NetSolve") and AT&T Corp. ("AT&T") ("Original Contract") as heretofore modified by Amendments Number 5, Number 11 and Number 14 (collectively the "GSA005D Agreement" or "Agreement") is further amended by this Amendment No. 17 as follows effective as of January 1, 2002:

     1) Amendment Number 14, entitled "AT&T Frame Relay Plus Services" is hereby deleted and replaced by this Amendment 17, attached hereto, and incorporated as part of the Agreement.

     2) Attachments K-1, K-2, K-3 and K-4 to Attachment K to Amendment Number 7 remain in effect and are not deleted by this Amendment.


ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT REMAIN UNCHANGED.

NETSOLVE, INCORPORATED                     AT&T CORP.

By:          Robert C. Pojman              By:  Debra Bell

Signature:    /s/ Robert C. Pojman         Signature:     /s/ Debra Bell
             ------------------------                   ------------------------
Title:       VP Business Development       Title:      Chief Procurement Officer

Date:             April 18, 2002           Date:            April 8, 2002
             ------------------------                   ------------------------

                                                                 Amendment 17 To
                                                                 Agreement No.
                                                                 GSA005D


                                  AMENDMENT 17

                         AT&T Frame Relay Plus Services

This Amendment for Contract Services ("Amendment 17") to the Agreement covers AT&T Frame Relay Plus Implementation and Management Services ("Services") that NetSolve shall provide to AT&T in support of AT&T's Frame Relay Plus Service offering, as requested by AT&T and as described herein. This Amendment 17 is an integral part of the Agreement and shall be governed by the terms of the Agreement. In the event of any conflict between the terms of this Amendment 17 and the terms of the Agreement, the terms of this Amendment 17 shall prevail with respect to the Services provided under this Amendment.

For purposes of this Amendment 17 only, the following Paragraphs in the Agreement are deleted in their entirety and replaced with the Paragraphs below:

Paragraph 1 - Statement of Work

NetSolve shall provide Services to AT&T in support of AT&T's Frame Relay Plus Service offering in accordance with the "Statement of Work," Attachments K-1, K-2, K-3, and K-4 attached to Amendment Number 7 to the Agreement. Notwithstanding the preceding sentence, the Order Management portions of these attachments are deleted in their entirety. Services shall be available to AT&T worldwide. Modifications to this Statement of Work and its requirements as set forth in Attachments K-1, K-2, K-3, and K-4 may be requested from time to time by AT&T. The pricing contained herein shall apply to Services requested or any modification, provided that the modifications requested do not require the furnishing of more material or labor by NetSolve or longer times for performance of services. NetSolve shall immediately notify AT&T's Contract Representative, in writing, of any requested modification which NetSolve reasonably believes will require an increase to the prices contained in Paragraph 4 - Payment for Services, and shall furnish the amount of such proposed increase in such writing with appropriate supporting documentation substantiating the basis for the requested price increase. Following delivery of such notice, NetSolve shall not proceed with Services with any such modification until AT&T and NetSolve Contract Representatives (as then designated and authorized) agree, in writing, to the appropriate charges.

"Orders" for Services pursuant to this Amendment 17 shall be sent to NetSolve via a mutually agreed upon method with the current practice of providing NetSolve copies of the AT&T order documents with the End User being deemed approved by both parties for all Orders to date and for future Orders unless a new method is approved in writing by both parties. For purposes of this Amendment 17, "AT&T End User Customer" or "End user customer" means an AT&T end user customer to which NetSolve is providing Services pursuant to this Amendment
17. Monthly recurring Service charges as further described in Paragraph 4 shall commence on the start date of Services as requested by AT&T (such date is herein defined as the "CRD") and continue for the number of months specified on the current End User contract between AT&T and AT&T's End User (up to a maximum of 36 months) (the "Service Term") except that to the extent AT&T continues the Services to the End User beyond the Service Term on a month-month basis then NetSolve may, at AT&T's option, provide the Services until cancellation by AT&T with thirty (30) days notice to NetSolve. Renewals or extensions of end user contracts between AT&T and AT&T End Users are not defined herein as Service Term or End User Service Term and Services under such renewals and extensions may only be given to NetSolve under this Amendment 17 in AT&T's sole discretion and with AT&T's express written consent. AT&T may, at its option, keep End Users with NetSolve under this Amendment 17 after expiration of such End Users' Service Terms on a month-to-month basis until the earlier of cancellation by AT&T with thirty (30) days notice to NetSolve or December 31, 2007. The agreement term for ordering Frame Relay Plus Service is set forth in Paragraph 3 ("Ordering Term").

Upon expiration or termination of this Amendment 17, all Services will continue to be provided through the end of each End User Service Term and will be non-cancelable by either party except as set forth herein in Paragraph 24 of this Amendment 17.

                                                                 Amendment 17 To
                                                                 Agreement No.
                                                                 GSA005D

Paragraph 2 - Contract Representative:

AT&T's Contract Representative for this Amendment 17 is * who has an office at 900 Route 202/206, Room 5B216C, Bedminster, NJ 07921-0752. AT&T will notify NetSolve in writing if a new Contract Representative is designated by AT&T.

Paragraph 3 - Term

The Effective Date of this Amendment 17 is January 1, 2002 and it shall end upon expiration or termination of the last End User Service Term hereunder. ("Term"). AT&T may order Services hereunder through June 30, 2003 ("Ordering Period")

Paragraph 4 - Payment for Services

For services performed by NetSolve under this Amendment 17, AT&T will pay NetSolve the following:

Recurring Services

                                                              ---------------------------------------
                                                                                 Price
-----------------------------------------------------------------------------------------------------
       Service Type                Network Component Type            Domestic         International
-----------------------------------------------------------------------------------------------------
FRP 1                        Visual CPE                          $*/month/unit      $*/month/unit
-----------------------------------------------------------------------------------------------------
FRP 2                        Visual CPE                          $*/month/unit      $*/month/unit
-----------------------------------------------------------------------------------------------------
FRP 3                        Visual CPE                          $*/month/unit      $*/month/unit
-----------------------------------------------------------------------------------------------------

The Recurring Services pricing in this Amendment 17 will continue to apply to all new end user customers from December 31, 2000 until expiration or termination of this Amendment. Customers for which NetSolve received an order from AT&T on or before December 31, 2000 which is currently being billed at less than $* shall increase to $* as of the Effective Date. This Recurring Services pricing will remain effective provided the ratio of unmanaged PVCs to managed PVCs does not exceed 1.2 to 1. In the event that such ratio exceeds 1.2 to 1, the parties shall negotiate reasonable pricing modifications to the Recurring Services pricing herein. The above pricing shall apply to AT&T IPFR Sites installed until July 31, 2002.

In the event the following operating results are achieved, NetSolve will negotiate in good faith to reduce the above pricing under this Amendment 17 for recurring services. Any lower price which NetSolve and AT&T agree to will apply to all new orders entered into after the effective date of the price decrease.

o The mean-time-to-repair, as reported from NetSolve's Trouble Ticket system (and which is currently utilized for the monthly performance reporting to AT&T by NetSolve), is 3.0 hours or less for three consecutive months; and

o The ratio of the total number of Trouble Tickets to the total number of devices managed is less than or equal to one Trouble Ticket per four devices managed over the same period as the previous bullet point.

                                                                 Amendment 17 To
                                                                 Agreement No.
                                                                 GSA005D



Nonrecurring Services

                                                         ------------------------------------------------------
                                                            Domestic Price (1)
---------------------------------------------------------------------------------------------------------------
      Service Type             Network Component Type       0-* New Site     * + New Sites
                                                            installation      installation
                                                            Orders in the    Orders in the
                                                             applicable     applicable time
                                                             time period       period set
                                                           set forth below    forth below
---------------------------------------------------------------------------------------------------------------
Program Management         Visual CPE and/or Port          $*/CPE and/or    $*/CPE and/or
                                                           Port             Port
                                                           ($* Int'l)       ($* Int'l)
---------------------------------------------------------------------------------------------------------------
Installation Engineering   Visual CPE and PAM              $*/Visual unit   $*/Visual unit
(8:00 a.m. - 5:00 p.m.                                     ($* Int'l)       ($* Int'l)
local time)
---------------------------------------------------------------------------------------------------------------
Installation Engineering   Visual CPE and PAM              $*/Visual unit   $*/Visual unit
(Outside the hours of                                      ($* Int'l)       ($* Int'l)
8:00 a.m. - 5:00 p.m.
local time)
---------------------------------------------------------------------------------------------------------------
Transition Fee (2)         Applies to any sites            $* per Site      $* per Site
                           transitioned to a
                           non-NetSolve operations
                           center.  (2)
---------------------------------------------------------------------------------------------------------------

(1) Pricing is based on the total number of new Site installation Orders by AT&T hereunder during the time periods set forth below.

(2) This charge will include the creation and delivery of customer-specific information contained in NetSolve's database in a format to be mutually agreed upon, thirty (30) minutes of project management assistance per site (including any time required for turn-up of management PVC) (collectively Transition Services"). Any time in excess of thirty (30) minutes per site on a per-customer basis will be billed at $* per hour (in half-hour increments). See Exhibit 2. This charge will not apply to Sites which are migrated to a non-NetSolve operations center that do not require Transition Services and Sites cancelled or terminated under Paragraph 24-1) for NetSolve's default; 24-2)a) (unless due to AT&T's default of its payment obligations); 24-2)b); 24-3)(a)(1) and (2); and 24-3(a)(4) as long as no Transition Services are required.

The above pricing for Nonrecurring Services will be fixed for the Term of this Agreement as set forth in Paragraph 3.

NetSolve will maintain capacity to install up to * Sites per quarter as long as the Minimum New Site Installation Percentage is at or above 90%; if the Minimum New Site Installation Percentage falls below 90% in any quarter, then NetSolve will maintain capacity to install 120% of the Site installations performed by NetSolve in the immediately preceding quarter. In return, AT&T agrees to order for installation the minimum new site percentage throughout the periods set forth in the following table ("Minimum New Site Installation Percentage"). The Minimum New Site Installation Percentage shall be calculated as a percentage of the total new AT&T Frame Plus Sites to be installed by AT&T over the time periods set forth less any Site that NetSolve is unable to install in strict conformance with the installation schedule per the applicable End User contract. This minimum will include all installations of Sites under (i) this Amendment
17 and Amendment 14 plus (ii) Amendment Number 15 (AT&T ATM Plus) plus (iii) Amendment No. X (AT&T ATM Plus Service utilizing ADC Kentrox Platform). This minimum will further include installations for Sites for AT&T IPFR. In the event that AT&T does not meet the applicable target Minimum New Site
-------------------------
Page 4 of 9

                                                                 Amendment 17 To
                                                                 Agreement No.
                                                                 GSA005D

Installation Percentage during any period set forth below, AT&T shall have the option to increase the following period's Minimum New Site Installation Percentage by the difference between the actual installed new site installation percentage and the applicable target Minimum New Site Installation Percentage ("Shortfall"). In the event AT&T does not increase the Minimum New Site Installation Percentage or does not increase the Minimum New Site Installation Percentage in an amount equal to the Shortfall in the period following such a failure to meet the applicable target Minimum New Site Installation Percentage, AT&T shall pay NetSolve an amount equal to the Recurring Service fees that AT&T would have paid NetSolve had such Sites been installed until AT&T actually installs enough new Sites with NetSolve to make up for the Shortfall at which time such payments shall immediately cease.

-------------------------------------------------------------------------------------------------------------
Time Period                                             Minimum New Site Installation as % of total New
                                                        AT&T Frame Plus Sites ("Minimum New Site
                                                        Installation Percentage")
-------------------------------------------------------------------------------------------------------------
Effective date through 6/30/02                          90%
-------------------------------------------------------------------------------------------------------------
7/1/02 through September 30, 2002                       75%
-------------------------------------------------------------------------------------------------------------
10/1/02 through December 31, 2002                       60%
-------------------------------------------------------------------------------------------------------------
1/1/03 through March 31, 2003                           45%
-------------------------------------------------------------------------------------------------------------
April 1,2003 through June 30, 2003                      25%
-------------------------------------------------------------------------------------------------------------
July 1, 2003 and after                                  Zero percent
-------------------------------------------------------------------------------------------------------------

Time and Material Services

Time and Materials charges shall apply for work done by NetSolve, and approved in advance in writing by AT&T, for all services outside the scope of this Statement of Work.

     o    $* per hour for time and material SERVICES done remotely.

     o All Time and Material SERVICES are to be authorized in advance in writing by AT&T.

Paragraph 6 - COMPETITION

Paragraph 6 of the Agreement as amended by Amendment 5 is replaced by the following for this Amendment 17 only:

Paragraph 6- COMPETITION

A. NetSolve shall not, without prior written authorization by AT&T's Contract Representative for this Amendment 17, directly contract with any AT&T End User Customer to provide substantially the same Services hereunder (i.e., management of only a Visual Networks DSU and the associated Visual Networks PAM) during the Term of this Amendment 17 and for a period of ninety (90) days thereafter. If NetSolve breaches or violates the preceding sentence on more than one occasion, AT&T may, in its sole discretion, immediately reduce the Minimum New Site Installation Percentage by notifying NetSolve in writing that AT&T has elected to make such reduction and upon receipt of such notice, NetSolve will install any pending Orders in accordance with the schedule for such Orders but shall not be obligated to maintain any additional installation capacity beyond such pending Orders. All Orders received by NetSolve prior to the date of AT&T's notice shall remain in place for the remainder of the Service Term unless otherwise cancelable under Paragraph 24. NetSolve may, however, subcontract with an independent third party to provide substantially the same Services to an AT&T End User Customer up to a maximum total removal from AT&T of 2750 End User Customer Sites (including any Sites obtained by NetSolve as a result of NetSolve's above obligation to refrain from directly contracting with AT&T End Users) if the specific End User Customer opportunity was not developed as a result of performing Services hereunder and did not involve any Solicitation by NetSolve. Upon removal of more than 2750 Sites, AT&T shall have the right to immediately reduce the Minimum Site Installation percentage to zero. For purposes of this Paragraph 6 of Amendment 17, "AT&T End User Customer" means an end user customer to which NetSolve is providing Services pursuant to this Amendment 17.

In addition, NetSolve agrees that with respect to the Services provided by NetSolve under this Amendment 17 that it will not directly contact any End User Customer or perform any activity with any End User Customer that is not reasonably necessary in order for NetSolve to perform its responsibilities as specifically set forth in the Agreement or this Amendment 17, including without limitation, marketing activities, customer surveys, forums or meetings without the specific prior written authorization of AT&T's Contract Representative as set forth in Paragraph 2. In the event that an AT&T End

                                                                 Amendment 17 To
                                                                 Agreement No.
                                                                 GSA005D

User Customer contacts NetSolve with respect to the Services for a purpose that is not reasonably necessary in order for NetSolve to perform its responsibilities as specifically set forth in the Agreement or this Amendment 17, NetSolve shall inform such AT&T End User Customer that such contact is not permitted and shall terminate the contact and report immediately such contact to AT&T's Contract Representative as set forth in Paragraph 2. NetSolve shall represent itself to any End User Customer hereunder as a representative of AT&T.

NetSolve acknowledges and agrees that all customer information derived as a result of performing Services hereunder is the property of AT&T. NetSolve shall promptly return all such customer information to AT&T upon termination or expiration of this Amendment or the transfer of the applicable AT&T End User Customer from NetSolve whichever is earlier with the exception of (i) Orders and other business records which NetSolve must retain to support its financial and tax reporting obligations and customary corporate record-keeping requirements; and (ii) data contained electronically in NetSolve's databases which NetSolve will purge in accordance with its standard practices. The applicable data in item (ii) will be provided to AT&T for the Transition Fee specified in Paragraph
4. In perpetuity, NetSolve shall not: (1) use any customer information that it obtains as a result of performing the Services hereunder or the network designs developed hereunder to compete with AT&T or others; and (2) NetSolve should not disclose such customer information or network designs to any third party, employees, agents, subcontractors or suppliers for the purpose of competing with AT&T or others. Such disclosure shall not be prohibited: (i) if NetSolve is required in a judicial, administrative or governmental proceeding to disclose any such information, however, NetSolve shall provide AT&T with prompt notice of such a requirement so AT&T may seek an appropriate protective order; or (ii) in connection with a federal or state securities filing, or in any effort to raise capital or borrow funds from any public or private source provided NetSolve shall provide AT&T with prompt notice of any disclosure (for example, in connection with a road show regarding a pending public offering of securities, NetSolve would inform AT&T in advance of the types of information NetSolve proposes to disclose such as length and estimated value of any contract or amendment thereto with AT&T). AT&T may seek an appropriate protective order if the parties do not reach agreement about the scope and content of any proposed disclosure.

Paragraph 7 - Invoicing and Payment

NetSolve's invoices shall be rendered 1) upon completion of the Services, 2) monthly, sent in advance, for recurring monthly charges, or 3) at other times expressly provided for in this Amendment 17, and shall be payable when the Services have been performed to the satisfaction of AT&T. NetSolve shall mail invoices referring to GSA0005D Agreement, Amendment 7 with copies of any supporting documentation required by AT&T to: *, 900 Route 202/206, Room 5B216C, Bedminster, NJ 07921-0752. Undisputed invoices shall be paid within forty-five
(45) days after AT&T's receipt of the invoice.

Paragraph 24 - Termination

1) Termination of the Agreement- The provisions contained in the Original Contract as modified by Amendment 5 of the Agreement that apply to the entire Agreement shall survive the expiration or termination of the Original Contract and/or Amendment 5 and shall continue to apply to this Amendment 17 as if the Original Contract and Amendment 5 had not expired or been terminated, subject to AT&T's right to terminate under Paragraph 24 2)
     a) below.

2)   Termination of the Agreement and/or Amendment 17-
     a) Except as otherwise specifically set forth herein, in the event NetSolve shall be in breach or default of any of the terms, conditions or covenants of the Agreement , this Amendment 17, or any or all Orders placed under this Amendment 17, or in the event AT&T is in breach or default of its payment obligations under the Agreement, and such breach or default shall continue for a period of thirty (30) days after the receipt of written notice, then in addition to all other rights and remedies of law or equity or otherwise (subject to the limitations in the Agreement specifically set forth in Paragraph 36 of Amendment 5 to the Agreement), the non-defaulting party shall have the right to terminate this Amendment 17 and/or any such Orders placed by AT&T hereunder (except that if a given breach or default relates to the dissatisfaction of only one End User Customer in such End User's sole discretion, with the Services performed by NetSolve and does not involve a breach of Paragraph 6 herein, then only the Order(s) for that End User customer may be terminated) without any charge, obligation or liability whatsoever, except as to the payment for Services already received and accepted by AT&T and, if AT&T is the defaulting party, the Transition Fee under Paragraph 4.

     b) This Amendment 17 and any or all Orders placed hereunder may be terminated by AT&T, by notice in writing:

          i) if NetSolve makes an assignment for the benefit of creditors (other than solely an assignment of moneys due); or

                                                                Amendment 17 To
                                                                Agreement No.
                                                                GSA005D

          ii) if NetSolve evidences an inability to pay debts as they become due, unless adequate assurance of such ability to pay is provided within thirty (30) days of such notice; or

          iii) if a voluntary proceeding is commenced under any provision of the United States Bankruptcy Code by NetSolve, the Agreement, this Amendment 17, and any or all Orders may be immediately terminated by AT&T; or

          iv) if an involuntary proceeding is commenced under an provision of the United States Bankruptcy Code against NetSolve that is not dismissed within thirty (30) days of its filing, the Agreement, this Amendment 17, and any or all Orders may be immediately terminated by AT&T.

     c) This Amendment 17 and any or all Orders may be terminated at any time by AT&T upon twenty-four hours' written notice in the event of NetSolve's acquisition by or merger with a competitor of AT&T.

3)   Termination of Individual Orders placed pursuant to this Amendment 17.

     a) AT&T may terminate an Order, without charge, upon 30 days written notice if 1) AT&T's End User is dissatisfied, in such End User's sole discretion, with the Services performed by NetSolve; 2) AT&T's End User has a change in its normal course of business that impacts Services, such as relocation to a location not utilizing Frame Relay Plus Services, office closings or any business condition or downturn resulting in removal of Sites from AT&T Frame Plus by the AT&T End User; 3) the End User's Contract expires or is terminated for any reason; 4) the End User downgrades to a non-managed service; or 5) the End User changes to a another AT&T service. In the event of terminations where under Paragraph 24-3)a)5), and End User purchases another AT&T managed service resulting in cancellation of AT&T Frame Plus service hereunder in the first twelve months of such End User's Service Term, AT&T shall pay NetSolve a termination fee equal to the Recurring Service charge that would have been payable from AT&T to NetSolve for the terminated Sites from the date of cancellation to the end of first twelve months of the End User's Service Term. If an End User cancels AT&T Frame Plus services any time after the first 12 months of the applicable Service Term, there shall be no termination fee payable to NetSolve for such Sites.

     b) AT&T may terminate upon thirty (30) days written notice by AT&T, at no charge, all Orders upon expiration of the Service Term between AT&T and NetSolve.

     c) AT&T may terminate upon thirty (30) days written notice by AT&T, at no charge, any Order that includes modifications (as described in Paragraph 1 of this Amendment 17), in the event AT&T and NetSolve are unable to agree on pricing for any modifications to the Statement Of Work. Modifications cannot apply retroactively to installed business unless AT&T and NetSolve mutually agree.

4)   Ownership and Return of Data upon Termination

     In accordance with proprietary information or confidentiality clauses contained within the Original Contract under Paragraph 6, Competition or the Agreement, NetSolve agrees and acknowledges that all customer data {e.g. (without limitation): the customer premises equipment configurations, customer database, trouble history, passwords etc.) is the property of AT&T and will be promptly conveyed and returned to AT&T in electronic format upon written notice.

Paragraph 37 - Access to AT&T Systems

AT&T agrees to provide NetSolve, at no charge, access to all AT&T internal information systems, which include provisioning and maintenance systems, which AT&T determines in its reasonable judgment to be necessary for NetSolve to effectively perform under the SOW as outlined in Attachments K-1, K-2, K-3, and K-4. If applicable, any such information shall be provided to NetSolve subject to Data Connect Agreement #197 dated April 16, 1998 and Non-Disclosure Agreement dated July 17, 1997, each between AT&T Corp. and NetSolve.

                                                                Amendment 17 To
                                                                Agreement No.
                                                                GSA005D


                            Exhibit 1 to Amendment 17

                                      SLAs
                                      ----

SLAs include the performance of NetSolve and any third party suppliers of NetSolve for which NetSolve has management responsibilities under Amendment 17 to Amendment Number 17. SLAs shall not include a failure resulting from any act, omission or failure of AT&T or its affiliates, service supplier, or End User customer. In the event any act, omission, or failure of AT&T or the End User can be reasonably managed by NetSolve to increase the SLA performance, NetSolve will attempt to work with that entity to increase the SLA performance if such work does not, in NetSolve's sole opinion, significantly increase NetSolve's costs.

        ------------------------------------ ------------------------------
        SLA                                  Target (1)
        ------------------------------------ ------------------------------
        ASA (Average Speed of Answer)        *
                                             *
        ------------------------------------ ------------------------------
        Pro-Active Monitoring - % of         *
        troubles NetSolve calls              *
        customer first
        ------------------------------------ ------------------------------
        Time to Isolate fault                *
                                             *
        ------------------------------------ ------------------------------
        Mean Time to Repair - Overall        *
        ------------------------------------ ------------------------------
        Mean Time to Repair - with           *
        dispatch
        ------------------------------------ ------------------------------
        On-Time Installation                 *
        ------------------------------------ ------------------------------

         (1) Failure to achieve these SLAs (after deletion of failures resulting from any act, omission or failure of AT&T or its affiliates, service supplier, or End User customer) shall not be considered a default under Paragraph 24 unless those SLAs marked with an "*" are fifteen percentage points below the stated SLA for two consecutive months and AT&T notifies NetSolve it is in default within ten (10) days after receipt of the applicable SLA report.

                                                                Amendment 17 To
                                                                Agreement No.
                                                                GSA005D


                            Exhibit 2 to Amendment 17

              Process for transitioning End Users to another center

--------------------------------------------------------------------------------

AT&T must submit all transition requests via the MACD process and must state the reason for transition on the request. An AT&T single-point-of-contact (SPOC) must be included on the request. Once the approved MACD is received at NetSolve a CSO will be created with a de-install line item. A precise date and time should be scheduled with NetSolve by AT&T for this activity.

Upon receipt of a complete MACD, the following actions will be taken:

     o NetSolve will un-manage the End User customer sites based on the requested MACD date (take the sites off of the poller).

     o NetSolve will send the AT&T SPOC the current End User customer information from our records in a spreadsheet format.

     o NetSolve will participate in the scheduling of the de-install with the End User customer and the AT&T SPOC.

     o    AT&T will notify NetSolve via email when the management and PAC (Level
          3) PVC have been disconnected.

     o Upon receipt of the confirmation email, NetSolve will coordinate 1) deletion of customer information off of PAM and 2) disconnecting IPs, virtual circuits and devices in NetSolve's tools.

Any work in addition to that above, or any additional work required due to delays, changes, or failure of AT&T or the End User customer to perform their obligations, will be billed at $* per hour (in half-hour increments).